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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 2003

                        COMMISSION FILE NUMBER: 001-15933

                              BLUE VALLEY BAN CORP
             (Exact name of registrant as specified in its charter)

               KANSAS                                      48-1070996
  (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                      Identification No.)

            11935 RILEY                                    66225-6128
       OVERLAND PARK, KANSAS                               (Zip Code)
  (Address of principal executive offices)


       Registrant's telephone number, including area code: (913) 338-1000



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ITEM 5.  OTHER EVENTS

       The Registrant's press release dated April 14, 2003, announcing 2003 first quarter earnings, other select financial data, creation of a new subsidiary, and additional capital is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


       EXHIBITS

         99.1 Press Release Dated April 14, 2003.





                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           BLUE VALLEY BAN CORP


         Date:  May 15, 2003               By: /s/ Mark A. Fortino
                                               --------------------------------
                                               Mark A. Fortino, Treasurer